UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 1, 2001


                                   NETTAXI.COM
                                   -----------
             (Exact name of registrant as specified in its charter)

                                    000-26109
                                    ---------
                            (Commission File Number)

                Nevada                                    82-0486102
                ------                                    ----------
     (State or other jurisdiction           (I.R.S. Employer Identification No.)
   of incorporation or organization)

                      1696 Dell Avenue, Campbell, CA  95008
                      -------------------------------------
           (Address of Principal Executive Offices Including Zip Code)

       Registrant's telephone number, including area code: (408) 879-9880
                                                           --------------


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ITEM  5.     OTHER  EVENTS

     On May 1, 2001, seven shareholders of Nettaxi filed a lawsuit against Nettaxi in the United States District Court for the Central District of California (Case No. SACV 01-459 AHS). We believe that the allegations made in the complaint are completely without merit. We will defend the action vigorously as more fully described in the press release, a copy of which is filed as
Exhibit  99.1  hereto  and  which  is  incorporated  herein  by  reference.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)     Exhibits

99.1  Press  release,  dated  May 11, 2001

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       NETTAXI.COM

Date:  May 11, 2001        By:  /s/  Robert  A.  Rositano,  Jr.
                                ------------------------------------------------
                                Robert A. Rositano, Jr., Chief Executive Officer


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